EXHIBIT 10 (126)







                        THE PROMUS COMPANIES INCORPORATED
                           1990 Restricted Stock Plan
                               PARTICIPATION AWARD


THIS CERTIFIES THAT
the Human Resources Committee of the Board of Directors of The Promus Companies Incorporated has awarded ____________________________ shares of restricted stock to ____________________________________________________ in accordance with the
Company s 1990 Restricted Stock Plan.


Original Grant Date:_______________________


The restrictions on these shares will lapse in           Vesting Schedule
the annual installments as shown at right.
The shares will vest if the participant is actively employed with the Company on the vesting date.




This award is subject to the terms and conditions of the Company's 1990 Restricted Stock Plan, as it may be amended from time to time. A brief summary of these terms and conditions is on the reverse side of this award. This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.



IN WITNESS WHEREOF, the Company has caused this Participation Award to be executed by its duly authorized officers as of this ______ day of __________________, 19____.

ATTEST:


____________________________         ___________________________________
Secretary                            Chairman of the Board

                           SUMMARY OF CERTAIN CONDITIONS


1. The stock certificates representing this award will be held by the Company until the restrictions are lifted.

2. During the restriction period, the shares may not be sold, assigned, pledged, encumbered, or used as collateral for a loan.

3. If the participant voluntarily or involuntarily terminates active employment with the Company or its subsidiaries for any reason before the restrictions have been removed (except for death or disability as provided in Paragraph 4 below), then, subject to any contractual provisions, the terms of the Plan or the Administrative Regulations thereunder, all shares covered by the restrictions at that time will be automatically forfeited to the Company.

     Reference is made to the vesting acceleration provisions in the Plan's Administrative regulations, which provisions are applicable upon a "Change in Control" (as defined in, and subject to, such Regulations).

4. If employment ceases because of death or disability (as disability is defined in the Plan's Administrative Regulations), then, subject to the terms of the Plan and the Administrative Regulations thereunder, the restrictions on 50% of the shares remaining under restriction at that time will be removed.


5. The rights of the participant are not transferable other than by will or the laws of descent and distribution in accordance with the Plan s provisions.

6. The participant will be entitled to vote and receive dividends on the restricted shares.

7. ALL TERMS AND CONDITIONS OF THE PROMUS COMPANIES INCORPORATED 1990 RESTRICTED STOCK PLAN AND ADMINISTRATIVE REGULATIONS THEREUNDER, AS AMENDED FROM TIME TO TIME, ARE INCORPORATED HEREIN BY REFERENCE. ANY CONFLICT OR QUESTION OF INTERPRETATION SHALL BE GOVERNED BY THE PROVISIONS OF THE PLAN, THE PLAN S ADMINISTRATIVE REGULATIONS AND THE DECISIONS OF THE HUMAN RESOURCES COMMITTEE.

                        THE PROMUS COMPANIES INCORPORATED
                           1990 Restricted Stock Plan
                               PARTICIPATION AWARD


THIS
CERTIFIES
THAT  ______________________________________________________________
has been awarded ______________ shares of restricted stock in accordance with the Company s 1990 Restricted Stock Plan.


The restrictions on these shares will lapse in         Annual Vesting Schedule
the annual installments as shown at right.
The shares will vest if the participant is a member of the Board of Directors of the Company on the aplicable April 1 vesting date.




This award is subject to the terms and conditions of the 1990 Restricted Stock Plan. A brief summary of these conditions is on the reverse side of this award.


IN WITNESS WHEREOF, the Company has caused this Participation Award to be executed by its duly authorized officers as of this______________________ day of ____________________, 19____.




ATTEST:


_______________________________         __________________________________
Secretary                               Chairman of the Board

                              Summary of Conditions

1. The stock certificates representing this award will be held by the Company until the restrictions are lifted.

2. During the restriction period, the shares may not be sold, assigned, pledged, encumbered, or used as collateral for a loan. After the shares vest, the stock certificates representing such shares may contain a restrictive legend as required by law.

3. Unvested restricted shares to non-employee directors shall be forfeited when the director s Board service terminates except all restricted shares shall vest upon: (a) a Change in Control of the Company (as defined in the Plan s Administrative Regulations); or (b) upon such person s death, or permanent and total disability as determined by a licensed physician.

4. If a non-employee director retires at the end of an elected term of service, each unvested annual installment then remaining in such director s name will vest at that time for each full year of Board service that the director had prior to April 28, 1989, including service with Holiday Corporation. If the director retires prior to the end of a term of service, shares unvested at that time will be forfeited.

5. The rights of the participant are not transferable other than by will or the laws of descent and distribution in accordance with the Plan s provisions.

6. The participant will be entitled to vote and receive dividends on the restricted shares represented by this award.

7. All terms and conditions of The Promus Companies Incorporated 1990 Restricted Stock Plan are incorporated herein by reference. Any question of interpretation shall be resolved by the provisions of the Plan.